Exhibit 99.1

Odyssey Semiconductor Technologies Announces Final Dissolution Date

Ithaca, New York, July 31, 2024 – Odyssey Semiconductor Technologies, Inc. (OTC: ODII, “Odyssey” or the “Company”), today announced updated timelines for its plan to complete its dissolution and liquidation pursuant to its Plan of Dissolution, as approved by the stockholders at a special meeting (the “Special Meeting”) on June 3, 2024, following the closing of the sale of substantially all of its asset to Power Integration, Inc. on July 1, 2024. Following the completion of relevant statutory and regulatory procedures, the Company also intends declare a liquidating cash distribution, subject to payments of any claims and obligations of the Company.

Dissolution Timeline

As required by Rule 6490 of the Uniform Practice Code of the Financial Industry Regulatory Authority (FINRA), the Company shall notify FINRA at least 10 days before the effective date of a corporate action.

The Company intends to set August 19, 2024 (or such later date that FINRA completes processing of our corporate action) as the final record date (the “Final Record Date”) for its dissolution and intends to promptly notify FINRA within this week. Under the proposed timeline, we shall file the certificate of dissolution with the State of Delaware on the Final Record Date. Following the processing of the corporate action by FINRA on or around the Final Record Date, we expect that FINRA shall remove the quotation of our common stock on the OTC Expert Market. We will also close our stock transfer book on the Final Record Date, meaning that the recording of transfers of our common stock shall be discontinued. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law, and we will not issue any new stock certificates.

Immediately after the Final Record Date, as provided under the Plan of Dissolution, the Company shall cease business operations immediately and the Board intends to follow the procedures set forth under Sections 280 and 281(a) of the Delaware General Corporation Law (DGCL) to complete the liquidation process. Under Delaware law, following the Final Record Date, we shall mail a notice of dissolution to known claimants and holders of contingent contractual claims of the Company, if any, and publish in a major newspaper in Ithaca, New York, and New Castle County, Delaware, respectively, for two consecutive weeks, to provide notice to any other potential claimants to present any claims within a 60-day window, after which the Company shall have up to 90 days to accept or reject any claims received during the period. After all known and presented claims are properly accepted or rejected, the Company shall pay such uncontested, fixed claims or obligations to such parties or as may be agreed upon between the Company and the claimant, file an action in the Delaware Court of Chancery for the court to determine an amount of security that the Company shall be required to set aside for any potential claims that may arise.

Liquidating Cash Distribution

Following this process, we are required to wait a minimum of 150 days after the date of last rejection to initiate any distribution of a dividend to shareholders. Following this process, to the extent that any assets remain, the Company intends to declare a liquidating cash distribution.

As of July 31, 2024, the Company has approximately $1,673,804 in its bank account, and has known liabilities and planned expenditures of approximately $150,000. The Company also has 14,600,881 shares of common stock issued and outstanding as of the date hereof. However, we are unable to predict the amount or range of the liquidating cash distribution, if any, as such amount can only be determined at the Board’s discretion after the payment of uncontested claims or obligations and determination by the court of adequate security for any contingent or unliquidated claims. Any distributions made by us will be made solely to the stockholders of record at the close of business on the Final Record Date, except as may be necessary to reflect subsequent transfers recorded on our books as a result of any assignments by will, intestate succession or operation of law.

In addition, based on the Company estimate, the Company is expected to distribute the liquidating cash distribution between March and June 2025. However, we are currently unable to predict the precise timing of any such liquidating distributions or whether any liquidating distributions will occur at all. The timing of any such liquidating distributions will depend on and could be delayed by, among other things including by claim settlements with any creditors and the amount of any security required to be posted by the Delaware Court of Chancery. Additionally, any creditor could seek to require the posting of security, or larger security, for the payment of any contingent or unliquidated claims that may exist as of the time of dissolution. Any action of this type could delay or substantially diminish the amount available for such distribution to our stockholders.

Pursuant to Delaware law, the Company will continue to exist for three years after the dissolution or for such longer period as the Delaware Court of Chancery shall direct, or as may be required to resolve any pending claim or litigation matters, for the purpose of prosecuting and defending suits against us and enabling us to gradually close our business, to dispose of the Company’s assets, to discharge our liabilities (including posting of any security), and to distribute any remaining assets to stockholders the company.

As provided by the Plan of Dissolution, the Board may at any time turn management of the dissolution process over to a third party to complete the liquidation of our remaining assets and distribute the available proceeds to our stockholders. In addition, a number of our directors may resign from the Odyssey Board prior to or in connection with the filing of the Certificate of Dissolution. If management is turned over to a third party and all of our directors resign from the Odyssey Board, the third party would have sole control over the liquidation process, including the sale or distribution of any remaining assets.

About Odyssey Semiconductor Technologies, Inc.

Odyssey Semiconductor Technologies, Inc. was a semiconductor device company developing innovative high-voltage power switching components based on proprietary gallium nitride ("GaN") processing technology. The company recently completed the sale of substantially all of its assets to Power Integration, Inc., (“Power Integration”) on July 1, 2024.

Forward-Looking Statements

Statements in this press release that are not descriptions of historical facts are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, forecasts, representations and contentions and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "forecast", "anticipate," "believe," "estimate," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. These forward-looking statements are based on management's current expectations and assumptions and are subject to risks and uncertainties described more fully in the Company's filings on Forms 10-K and 10-Q and other periodic filings with the Securities and Exchange Commission. Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to semiconductor process manufacturing; the early stage of our GaN-based technology presently under development; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights; our ability to successfully market and sell our technologies; the ability to achieve high volume manufacturing and the size and growth of the potential markets for any of our technologies, the rate and degree of market acceptance of any of our technologies and our ability to raise funding to support operations and the continued development and qualification of our technology.

In light of these risks, uncertainties and assumptions, the forward-looking statements regarding future events and circumstances discussed in this press release may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements included herein speak only as of the date hereof, and we undertake no obligation to update publicly or privately any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations.

Important Additional Information and Where to Find It

This press release is being issued in connection with the approval by the Company’s Shareholders of the Asset Sale and liquidating distribution of the Company at a meeting of the Shareholders held on June 3, 2024. A copy of this Press Release will be filed with the Securities Exchange Commission as an exhibit to a Current Report on Form 8-K, copies of which may be obtained free of charge at www.sec.gov.

Contact

Rick Brown, CEO
Rick.Brown@odysseysemi.com
607-351-9768